As filed with the Securities and Exchange Commission on August 9, 1999
                                                      Registration No. 333-

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                              SPECTRIAN CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                                                77-0023003
(State of Incorporation)                                      (I.R.S. Employer
                                                             Identification No.)

                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
   (Address and telephone number of Registrant's principal executive offices)

                             ----------------------

                                 1992 STOCK PLAN
                            1994 DIRECTOR OPTION PLAN
                      1998 NONSTATUTORY STOCK OPTION PLAN
                            (Full Title of the Plans)

                             ----------------------

                                HENRY MONTGOMERY
                    Acting Chief Financial Officer Executive
                              Spectrian Corporation
                               350 West Java Drive
                           Sunnyvale, California 94089
                                 (408) 745-5400
            (Name, address and telephone number of agent for service)

                             ----------------------

                                    Copy to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

                             ----------------------

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


===============================================================================================================================

                                                CALCULATION OF REGISTRATION FEE

===============================================================================================================================
                                                            Proposed                Proposed
         Title of                                           Maximum                 Maximum
        Securities                   Amount                 Offering               Aggregate                 Amount of
           to be                      to be                Price Per                Offering               Registration
        Registered                 Registered               Share(1)                Price(1)                    Fee
        ----------                 ----------               --------                --------                    ---
Common Stock,
$.001 par value, to
be issued under the
1992 Stock Plan (2)              450,000 shares              $11.00               $4,950,000.00              $1,376.10

Common Stock,
$.001 par value, to
be issued under the
1994 Director
Option
Plan (2)                          60,000 shares              $11.00               $  660,000.00              $  183.48

Common Stock,
$.001 par value, to
be issued under the
1998 Nonstatutory
Stock Option Plan (2)            250,000 shares              $11.00               $2,750,000.00              $  764.50
===============================================================================================================================
                                                                                      TOTAL:                 $2,324.08

(1) Estimated in accordance with Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices per share for the Common Stock as reported on the Nasdaq National Market System on August 6, 1999.

(2) Includes Preferred Share Purchase Rights which, prior to the occurrence of certain events, will not be exercisable or evidenced separately from the Common Stock.

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                                       -2-

         The contents of the Registrant's Form S-8 Registration Statement Nos. 33-83832, 333-1046 and 333-06385, as filed with the Commission on September 8, 1994, February 5, 1996 and June 20, 1996, respectively, the Registrant's Post-Effective Amendment No. 1 to Form S-8 Registration Statements No. 333-25435, as filed with the Commission on October 21, 1997, the Form S-8 Registration Statement No. 333-38561, as filed with the Commission on October 23, 1997, and the Registrant's Form S-8 Registration Statement Nos. 333-61085, as filed with the Commission on August 10, 1998, are incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 8.           Exhibits


       Exhibit
       Number                                  Documents
       ------                                  ---------
        4.1                  1992 Stock Plan, as amended
        4.2                  1994 Director Option Plan, as amended
        4.3                  1998 Nonstatutory Stock Option Plan, as amended
        5.1 Opinion of counsel as to legality of securities being registered
       23.1                  Consent of Counsel (contained in Exhibit 5.1)
       23.2                  Consent of Independent Auditors
       24.1                  Power of Attorney (see page 5)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Spectrian Corporation, a corporation organized and existing under the laws of the State of Delaware, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 9th day of August, 1999.


                                             SPECTRIAN CORPORATION


                                             By: /s/  HENRY MONTGOMERY
                                                 -------------------------------
                                                 Henry Montgomery
                                                 Acting Chief Financial Officer
                                                 Executive

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Garrett A. Garrettson and Henry Montgomery, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  Signature                                        Title                                  Date
                  ---------                                        -----                                  ----
/s/  GARRETT A. GARRETTSON                     President, Chief Executive Officer                    August 9, 1999
---------------------------------              and Director (Principal Executive
(Garrett A. Garrettson)                        Officer)


/s/  HENRY MONTGOMERY                          Acting Chief Financial Officer                        August 9, 1999
---------------------------------              Executive (Principal Financial and
(Henry Montgomery)                             Accounting Officer)


/s/  JAMES A. COLE                             Director                                              August 9, 1999
---------------------------------
(James A. Cole)


/s/  MARTIN COOPER                             Director                                              August 9, 1999
---------------------------------
(Martin Cooper)


/s/  ROBERT C. WILSON                          Director                                              August 9, 1999
---------------------------------
(Robert C. Wilson)


/s/  ROBERT W. SHANER                          Director                                              August 9, 1999
---------------------------------
(Robert W. Shaner)


/s/  CHARLES D. KISSNER                        Director                                              August 9, 1999
---------------------------------
(Charles D. Kissner)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                 ---------------------------------------------
                                    EXHIBITS
                 ---------------------------------------------


                       Registration Statement on Form S-8

                              SPECTRIAN CORPORATION


                                 August 9, 1999

                              SPECTRIAN CORPORATION

                       REGISTRATION STATEMENT ON FORM S-8

                                INDEX TO EXHIBITS


Exhibit
 Number                   Description                                    Page
 ------                   -----------                                    ----
 4.1         1992 Stock Plan, as amended
 4.2         1994 Director Option Plan, as amended
 4.3         1998 Nonstatutory Stock Option Plan, as amended
 5.1 Opinion of counsel as to legality of securities being registered
23.1         Consent of Counsel (contained in Exhibit 5.1)
23.2         Consent of Independent Auditors
24.1         Power of Attorney (contained in page 5)